SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  August 26, 1996
(Date of earliest event reported)

Commission File No. 333-02209


                      Norwest Asset Securities Corporation
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              Delaware                                  52-1972128
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      (State of Incorporation)             (I.R.S. Employer Identification No.)




5325 Spectrum Drive, Frederick, Maryland                              21703
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Address of principal executive offices                             (Zip Code)




                                 (301) 846-8881
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               Registrant's Telephone Number, including area code




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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.   Other Events
          ------------

     On August 26, 1996, Norwest Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1996-3, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-PO, Class A-R, Class M, Class B-1 and Class B-2 (the "Offered Certificates"), having an aggregate original principal balance of $231,313,823.95. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of August 26, 1996, among the Registrant, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Norwest Bank"), and First Bank National Association, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 1996-3, Class B-3, Class B-4 and Class B-5, having an aggregate initial principal balance of $2,336,781.51 (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

     As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.00% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one- to four-family residential first mortgage loans, other than the Fixed Retained Yield (as defined in the Agreement), which may include loans secured by shares issued by cooperative housing corporations, originated in connection with the relocation of employees by various corporate employers that participated in the relocation program of The Prudential Home Mortgage Company, Inc. or Norwest Mortgage, Inc. and of employees of various non-participant employees. The remaining undivided interests in the Trust Estate are evidenced by the Private Certificates, distributions on which are subordinated to distributions on the Offered Certificates.

     Interest on the Offered Certificates (other than the Class A-10 and Class A-PO Certificates) will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

     An election will be made to treat the Trust Estate as a REMIC for federal income tax purposes (the "REMIC"). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-8, Class A-9, Class A-10 and Class A-PO Certificates, the Class M Certificates and the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates will be treated as "regular interests" in the REMIC and the Class A-R Certificate will be treated as the "residual interest" in the REMIC.



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ITEM 7.   Financial Statements and Exhibits
          ---------------------------------

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                          Description
---------------------------------                    ---------------------------

         (EX-4)                                      Pooling and Servicing
                                                     Agreement, dated as of
                                                     August 26, 1996, among
                                                     Norwest Asset Securities
                                                     Corporation, Norwest Bank
                                                     Minnesota, National
                                                     Association, and First Bank
                                                     National Association, as
                                                     trustee.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NORWEST ASSET SECURITIES CORPORATION

August 26, 1996


                                       -----------------------------------------
                                       /s/M. Kathryn Gray
                                       Vice President

                                INDEX TO EXHIBITS



                                                               Paper (P) or
Exhibit No.    Description                                     Electronic (E)
------------   ---------------------------------------------   -----------------

   (EX-4)      Pooling and Servicing                             E
               Agreement, dated as of August 26, 1996 among
               Norwest   Asset   Securities    Corporation,
               Norwest     Bank     Minnesota,     National
               Association,   and   First   Bank   National
               Association, as trustee.